UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 07, 2023
Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Maryland (Federal Realty Investment Trust)	1-07533	87-3916363
Delaware (Federal Realty OP LP)	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200	North Bethesda,	Maryland	20852
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number including area code: 301/998-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Federal Realty Investment Trust
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	FRT	New York Stock Exchange
$.01 par value per share, with associated Common Share Purchase Rights

Depositary Shares, each representing 1/1000 of a share	FRT-C	New York Stock Exchange
of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share

Federal Realty OP LP
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Federal Realty Investment Trust Yes ☐ No ☒	Federal Realty OP LP Yes ☐ No ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Federal Realty Investment Trust ☐	Federal Realty OP LP ☐

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2023, the Compensation Committee of the Board of Trustees of Federal Realty Investment Trust (the “Company”) approved modifying the compensation arrangement for Jeffrey S. Berkes, the Company’s President and Chief Operating Officer, to provide for an annual bonus target of 125% of base salary. No other changes were made to the compensation arrangement for Mr. Berkes or any other named executive officers.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 7, 2023, the Board approved an amendment to the Company’s Amended and Restated Bylaws to provide that any Trustee who does not receive a majority of votes cast in an uncontested election will cease being a Trustee no later than ninety (90) days after such election. Previously, the Trustee was required to submit a resignation and the Board had the ability to reject that resignation for reasons determined by the Board. A copy of the amended provisions from the Bylaws is filed as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01.    Financial Statements and Exhibits.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date:	February 9, 2023	/s/ Dawn M. Becker

Dawn M. Becker
Executive Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Section 8 of Article II and Section 1 of Article III of the Amended and Restated Bylaws, as amended

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)